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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 20, 2000
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                Date of Report (Date of earliest event reported)

                            BANCINSURANCE CORPORATION
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             (Exact name of registrant as specified in its charter)


           OHIO                        0-8738                    31-0790882
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(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               file number)             Identification No.)

  20 EAST BROAD STREET, COLUMBUS, OHIO                            43215
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(Address of principal executive offices)                        (Zip Code)


                                  614-228-2800
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               Registrant's telephone number, including area code


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Previous independent accountants

                           (i) On June 13, 2000, Bancinsurance Corporation
                  ("BIC") dismissed PricewaterhouseCoopers LLP as its independent accountants.

                           (ii) The reports of PricewaterhouseCoopers LLP on the
                  financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                           (iii) The audit committee of BIC's board of directors
                  recommended the decision to change independent accountants and its recommendation was approved by BIC's board of directors.

                           (iv) During the two most recent fiscal years and
                  through June 13, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with its report.

                           (v) During the two most recent fiscal years and
                  through June 13, 2000, there have been no "reportable events" as defined in Regulation S-K Item 304(a) (1) (v).

                           (vi) On June 13, 2000, BIC provided a copy of this
                  disclosure to PricewaterhouseCoopers LLP and requested that PricewaterhouseCoopers LLP provide a letter addressed to the Commission stating whether or not it agrees with the above statements.

         (b) New independent accountants

                           On June 13, 2000, BIC engaged Ernst & Young LLP as
                  its independent accountants. Neither BIC nor anyone on its behalf has consulted with Ernst & Young LLP regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (2) any matter that was either the subject of a disagreement or reportable event with PricewaterhouseCoopers LLP as described in Regulation S-K Item 304 (a).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             16 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.*

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* To be filed by amendment.
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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    BANCINSURANCE CORPORATION
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                                                             (Company)





Date:          June 20, 2000                    By:       /s/Si Sokol
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                                                             Si Sokol
                                                    Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.                                 Description
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16*                Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.

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* To be filed by amendment.